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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K




               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


                       Date of Report:  February 21, 1996



                           JACOR COMMUNICATIONS, INC.



                                      OHIO
                 (State or Other Jurisdiction of Incorporation)




             0-12404                               31-0978313
      (Commission File No.)             (IRS Employer Identification No.)




                                1300 PNC Center
                             201 East Fifth Street
                            Cincinnati, Ohio  45202

                                 (513) 621-1300



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 21, 1995, Jacor Communications, Inc. (the "Company") entered into an agreement with the stockholders of Noble Broadcast Group, Inc. ("Noble") to acquire all of the outstanding capital stock of Noble. At the same time, the Company also purchased a warrant, for a purchase price of approximately $52.8 million, entitling the Company to acquire a 79.1% equity interest in Noble. Upon consummation of the purchase of the outstanding Noble capital stock from the Noble stockholders and the exercise of the Company's warrant, the Company will own 100% of the equity interests in Noble. The completion of the Company's acquisition of Noble is subject to various conditions including the receipt of consents from regulatory authorities, including the approval of the Federal Communications Commission, the Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice.

         Noble owns ten stations serving three of the nation's top 75 markets. Noble's radio stations serve Denver, Colorado (two AM, and two FM), St. Louis, Missouri (one AM, two FM) and Toledo, Ohio (one AM, two FM). Pending the closing of the Company's acquisition of Noble, the Company and Noble have also entered into local marketing agreements with respect to Noble's radio stations in St. Louis and Toledo.

         On February 21, 1996, a wholly owned subsidiary of the Company also purchased certain assets from Noble relating to Noble's San Diego, California operations. As part of Noble's San Diego operations, Noble provided programming to and sold the air time for two radio stations serving San Diego (one AM, one FM), which programming and air time will now be provided and sold by the Company. The Company had previously obtained the necessary approvals required by the Hart-Scott-Rodino Act.

         In addition, another wholly owned subsidiary of the Company provided a credit facility to Noble. Pursuant to this credit facility, Noble repaid in full its outstanding indebtedness as of February 21, 1996.

         The aggregate value of the above transactions undertaken by the Company, when fully consummated, will be approximately $152 million. In order to fund these transactions, the Company has entered into a new $300 million credit facility (the "1996 Credit Facility") with ten banks, Banque Paribas, as agent, and each of The First National Bank of Boston and Bank of America Illinois, as co-agents. The Company's new senior debt consists of two facilities (the "Facilities"): a $190 million reducing revolving credit facility ("Revolving A Loans"), and a $110 million reducing revolving credit facility ("Revolving B Loans"). Both Facilities mature on December 31, 2003. The Company's indebtedness under these Facilities is collateralized by liens on substantially all of the assets of the Company and its operating subsidiaries, by a





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pledge of the operating subsidiaries' stock and by the guarantees of those operating subsidiaries.

         On February 21, 1996, the Revolving A Loans were used to refinance $45.5 million in previously outstanding Company debt and to fund the Noble transactions described above. The Revolving B Loans will be used to finance other acquisitions, stock repurchases and for working capital and other general corporate purposes.

         The commitment under the Revolving A Loans will be reduced by $2.5 million each quarter commencing March 31, 1997 and by increasing quarterly amounts in each succeeding year. The commitment under the Revolving B Loans will be reduced by $5 million for each quarter commencing March 31, 1998. In addition, commencing with the year ending December 31, 1997, the Facilities will be further reduced by 50% of any Excess Cash Flow (as defined in the 1996 Credit Agreement) on the last day of any fiscal year unless the Company's leverage ratio is under certain specified levels. With certain exceptions, principal repayments and reduction of the Facilities are also required in the event of the sale of assets or issuance of additional equity.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         The financial statements required to be filed by the Company as part of this Form 8-K require substantial effort on behalf of the Company and Noble and have not yet been finalized as of the date of this report. The Company anticipates that such financial statements will be filed by amendment to this Form 8-K on or around April 1, 1996 and in no event later than 60 days hereafter.

(b)      Pro Forma Financial Information.

         See 7(a) above.

(c)      Exhibits

         2.1 Stock Purchase and Stock Warrant Redemption Agreement dated as of February 20, 1996 among the Company, Prudential Venture Partners II, L.P., Northeast Ventures, II, John T. Lynch, Frank A. DeFrancesco, Thomas R. Jiminez, William R. Arbenz, CIHC, Incorporated, Bankers Life Holding Corporation and Noble Broadcast Group, Inc. ("Noble") (omitting exhibits not deemed material or filed separately in executed form). [Prudential and Northeast are sometimes referred to hereafter as the "Class A Shareholders"; Lynch, DeFrancesco, Jiminez and Arbenz as the "Class B Shareholders"; and CIHC and Bankers Life as the Warrant Sellers.]





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         2.2              Investment Agreement dated as of February 20, 1996
                          among the Company, Noble and the Class B Shareholders (omitting exhibits not deemed material).

         2.3 Warrant to Purchase Class A Common Stock of Noble issued to the Company.

         2.4 Indemnification and Escrow Agreement dated as of February 20, 1996 among the Company, Noble, the Class A Shareholders, the Class B Shareholders, the Warrant Sellers, The Fifth Third Bank and Conseco, Inc.

         2.5 Stock Escrow and Security Agreement dated as of February 20, 1996 among the Company, Noble, the Class B Shareholders, Philip H. Banks, as trustee, and The Fifth Third Bank, as escrow agent (omitting exhibits not deemed material or filed separately in executed form).

         2.6 Trust Agreement dated as of February 20, 1996 among the Class B Shareholders and their spouses, and Philip H. Banks, as trustee.

         2.7 Registration Rights Agreement dated as of February 20, 1996 between the Company and Noble.

         2.8 Asset Purchase Agreement dated as of February 20, 1996 among Chesapeake Securities, Inc. (a Company subsidiary), Noble Broadcast of San Diego, Inc., Sports Radio, Inc. and Noble Broadcast Center, Inc.

         4.1 Credit Agreement dated as of February 20, 1996, among the Company, the Banks named therein, Banque Paribas, as Agent, and The First National Bank of Boston and Bank of America Illinois, as Co-Agents (omitting exhibits not deemed material or filed separately in executed form).

         4.2 Revolving A Note in favor of Banque Paribas by the Company dated as of February 20, 1996. (1)

         4.3 Revolving B Note in favor of Banque Paribas by the Company dated as of February 20, 1996. (1)

         4.4 Security Agreement dated as of February 20, 1996 among the Company, Banque Paribas, as Agent, for itself, the Co-Agents and the Banks.





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         4.5              Pledge Agreement dated as of February 20,1996 among
                          the Company, Banque Paribas, as Agent, for itself, the Co-Agents and the Banks.

         4.6 Trademark Security Agreement dated as of February 20, 1996 among the Company, Banque Paribas, as Agent, for itself, the Co-Agents and the Banks.

         4.7 Subsidiary Guaranty dated as of February 20, 1996, by various Company subsidiaries in favor of Banque Paribas, as Agent, for itself, the Co-Agents and the Banks. (2)

         4.8 Subsidiary Security Agreement dated as of February 20, 1996, by various Company subsidiaries in favor of Banque Paribas, as Agent, for itself, the Co-Agents and the Banks (omitting exhibits not deemed material). (2)

         4.9 Primary Pledge Agreement dated as of February 20, 1996 among Chesapeake Securities, Inc. (a company subsidiary), Banque Paribas as Agent, for itself, the Co-Agents and the Banks. (3)

         4.10 Secondary Pledge Agreement dated as of February 20, 1996 between the Company and Chesapeake Securities, Inc. (a Company subsidiary). (4)

         4.11 Subsidiary Trademark Agreement dated as of February 20, 1996 among Jacor Broadcasting of Tampa Bay, Inc., Jacor Broadcasting of Atlanta, Inc., Jacor Broadcasting Corporation and Jacor Broadcasting of Florida, Inc. in favor of Banque Paribas as Agent, for itself, the Co-Agents and the Banks.

         4.12 Deed to Secure Debt and Security Agreement, dated as of February 20, 1996, by and between Jacor Broadcasting of Atlanta, Inc. and Banque Paribas, as Agent.

         4.13 Deed of Trust and Security Agreement, dated as of February 20, 1996, between Jacor Broadcasting of Colorado, Inc. and the Public Trustee in the County of Weld and the State of Colorado. (6)

         4.14 Open-End Mortgage, Assignment of Rents and Leases and Security Agreement, dated February 20, 1996, by and between Jacor Broadcasting Corporation and Banque Paribas, as Agent. (7)





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         4.15             Open-End Mortgage, Assignment of Rents and Leases and
                          Security Agreement dated as of February 20, 1996, by Jacor Broadcasting of Tampa Bay, Inc. in favor of Banque Paribas, as Agent. (8)

         4.16 Deed of Trust and Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing made by Chesapeake Securities, Inc. for the Benefit of Banque Paribas as Agent dated as of February 20, 1996.

         4.17 Second Consolidated Amended and Restated Intercompany Demand Note issued to the Company by various Company subsidiaries dated as of February 20, 1996. (5)

         4.18 Second Amended and Restated Intercompany Security Agreement and Financing Statement dated as of February 20, 1996 by various Company subsidiaries in favor of the Company (omitting exhibits not deemed material). (2)

         10.1 Credit Agreement dated as of February 20, 1996 among Broadcast Finance, Inc. (a Company subsidiary), Noble Broadcast Group, Inc. and Noble Broadcast Holdings, Inc. (omitting exhibits not deemed material or filed separately in executed form).

         10.2 Subsidiary Guaranty dated as of February 20, 1996 in favor of Broadcast Finance, Inc. by Noble Broadcast Center, Inc., Noble Broadcast of Colorado, Inc., Noble Broadcast of St. Louis, Inc., Noble Broadcast of Toledo, Inc., Nova Marketing Group, Inc., Noble Broadcast Licenses, Inc., Noble Broadcast of San Diego, Inc., Sports Radio, Inc. and Sports Radio Broadcasting, Inc.

         10.3 Term Note in the amount of $40,000,000 by Noble Broadcast Holdings, Inc. in favor of Broadcast Finance, Inc. dated as of February 20, 1996.

         10.4 Revolving Note in the amount of $1,000,000 by Noble Broadcast Holdings, Inc. in favor of Broadcast Finance, Inc. dated as of February 20, 1996.

         99.1             Press Release dated February 22, 1996.





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(1)      Identical Notes were issued by the Company in favor of the following
         Banks:
                 The First National Bank of Boston
                 Bank of America Illinois
                 Bank of Montreal
                 The Bank of New York
                 The Bank of Nova Scotia
                 CIBC, Inc.
                 First Bank
                 Society National Bank
                 Union Bank

         The aggregate principal amount of Revolving A Notes is $190 million. The aggregate principal amount of the Revolving B Notes is $110 million.

(2)      Executed by the following subsidiaries of the Company:
                 Jacor Broadcasting of Florida, Inc.
                 Jacor Broadcasting of Atlanta, Inc.
                 Jacor Broadcasting of Knoxville, Inc.
                 Jacor Broadcasting of Colorado, Inc.
                 Jacor Broadcasting of Tampa Bay, Inc.
                 Jacor Broadcasting of St. Louis, Inc.
                 Jacor Cable, Inc.
                 Georgia Network Equipment, Inc.
                 Jacor Broadcasting Corporation
                 Broadcast Finance, Inc.
                 Chesapeake Securities, Inc.
                 OIA Broadcasting L.L.C.

(3) An identical Primary Pledge Agreement was executed by Jacor Broadcasting of Atlanta, Inc.

(4) An identical Secondary Pledge Agreement was executed by Jacor Broadcasting of Atlanta, Inc.

(5) Such notes were issued by the subsidiaries of the Company identified in (2) above.

(6) A substantially similar document was entered into by Jacor Broadcasting of Colorado, Inc. relating to real property located in Douglas County, Colorado.

(7) A substantially similar document was entered into by Jacor Broadcasting Corporation relating to real property located in Hamilton County, Ohio.

(8) Substantially similar documents were entered into by Jacor of Tampa Bay, Inc. relating to real property located in Manatee County, Florida and by Jacor Broadcasting of Florida relating to real property located in Duval County, Florida and St. Johns County, Florida.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JACOR COMMUNICATIONS, INC.


March 6, 1996                     By:  /s/ R. Christopher Weber
                                     ---------------------------------------
                                       R. Christopher Weber, Senior Vice
                                       President and Chief Financial Officer





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